EXHIBIT 99.1

Sponsored by

Commentary for the Week Ended December 12, 2008

Grant Park Futures Fund – Special Notice to Financial Advisors and Investors

Given the recent emerging news concerning the alleged fraud uncovered at Bernard L. Madoff Investment Securities, we want to address a number of questions we believe investors may have concerning whether Grant Park Futures Fund has any assests invested in or managed by Madoff Investment Securities, or whether Grant Park is similar in any way to that firm or its affiliates.

We want our financial advisors and investors to know that neither Grant Park Futures Fund nor Dearborn Capital Management, Grant Park’s general partner, has any assets invested in or managed by Madoff Investment Securities or any of its affiliated entities, or any other type of exposure to or relationship with such firms.

A publicly offered managed futures fund, such as Grant Park, is highly regulated by multiple state, federal, and self-regulatory agencies, including the Securities and Exchange Commission (SEC), the Commodities Futures Trading Commission (CFTC), and the Financial Industry Regulatory Authority (FINRA), among others.

The following are several important facts about Grant Park that differentiate the fund from a firm like Madoff and its affiliates:

●
Unlike Madoff, the Grant Park Futures Fund is a public fund, subject to the periodic public reporting requirements of the federal securities laws, which require public companies to publish and make publicly available information regarding the management, operations and performance of the fund, including the fund’s annual and quarterly financial statements.

●
Unlike Madoff, Grant Park, as a public company, is subject to the requirements of Section 404 of the Sarbanes Oxley Act relating to management’s and its independent accountants’ certification of the effectiveness of the fund’s internal control over financial reporting.

●
Unlike Madoff, Grant Park’s and its General Partner’s financial statements are audited annually by an independent registered public accounting firm, McGladrey & Pullen, LLP, the fifth largest auditing firm in the U.S.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY.

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Sponsored by

●	Unlike Madoff, Grant Park employs an industry-recognized, independent calculation agent to establish the value of the fund.

●	Unlike Madoff, Grant Park maintains the cash portion of the fund in a separate, segregated account and all accounts and trading activity are conducted with internationally recognized clearing firms.

If you have any questions or seek additional clarification, please contact us at 866.242.4055.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY.

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Sponsored by

Commentary for the Week Ended December 12, 2008

GRANT PARK WEEKLY PERFORMANCE STATISTICS*
12/12/2008

	Weekly ROR	MTD ROR	YTD ROR
Class A Units	-1.05%	0.72%	19.49%
Class B Units	-1.07%	0.69%	18.52%

S&P 500 Total Return Index**	0.48%	-1.71%	-38.73%
Lehman Long Government Index**	0.96%	5.01%	17.84%
* Subject to independent verification
** Index is unmanaged and is not available for direct investment.  Please see Indices Overview (below) for more information.  Weekly RORs are calculated using data acquired through Bloomberg.

Performance Analysis***
*** The charts above are compiled using unaudited ROR estimates.  Data is subject to independent verification

Sector Commentary
Agriculturals/Softs
●	Grant Park’s positions in the grains, livestock, and softs markets are predominantly short.
o	The majority of Grant Park’s setbacks this past week were found in the agriculturals/softs markets.
o
Corn prices rose in response to a report stating corn acreage for 2009 would decrease, a move against the portfolio’s short positions.  Technical indicators also played a role in corn’s rise, as speculators bid up prices in response to a strong U.S. dollar and firm crude oil markets.

o
Rallies in the softs markets also resulted in setbacks for the portfolio.  Technical buying in the coffee markets early in the week drove up prices steadily against positions.  The portfolio partially recouped losses, however, as news of improved Brazilian coffee export data and a weak Brazilian real spurred a slight reversal in the markets.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY.

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Sponsored by

Currencies
●	Grant Park’s positions in the currency markets are mixed.
o
The Fund had minor losses as a result of strong rallies in various emerging market currencies, including the South Korean won, and Indonesian rupiah.  Rallies in Asian share prices strengthened risk appetite for emerging Asian assets, moving the won and rupiah higher against the portfolio’s short positions.

o	Short positions in the Canadian dollar also registered losses this past week. Supported by strength in the commodities markets, the Canadian dollar rose against long dollar positions.
o	Rallies in the Japanese yen helped offset losses in the currency sector. Analysts attribute the strengthening yen to a 4% weekly rally of Japan’s key benchmark index, the Nikkei 225.

**Indices Overview
Standard and Poor’s 500 Total Return Index (S&P 500 Index) – A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies, rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Lehman Brothers U.S. Long Government Index – A benchmark comprised of the Lehman Brothers U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Lehman U.S. Government Index.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY.

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.